UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 29, 2023

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway
Fort Worth, TX 76137
(Address of principal executive offices, including zip code)

(877) 415-9990
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 29, 2023, Omnicell, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to the Company’s Amended and Restated Credit Agreement, dated as of November 15, 2019 (as amended, the “Amended and Restated Credit Agreement”), by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent.
Pursuant to the terms of the Second Amendment, the parties agreed to remove and replace the interest rate benchmark based on the London interbank offered rate (“LIBOR”) and related LIBOR-based mechanics applicable to borrowings under the Amended and Restated Credit Agreement with an interest rate benchmark based on the secured overnight financing rate (“SOFR”) (including a customary credit spread adjustment of 0.10%) and related SOFR-based mechanics.
The foregoing description of the Second Amendment and the Amended and Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Second Amendment (which includes the Amended and Restated Credit Agreement as an exhibit), a copy of which is attached hereto and filed as Exhibit 10.1 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Exhibit Description
10.1
Second Amendment to Amended and Restated Credit Agreement, dated as of March 29, 2023, by and among Omnicell, Inc., the subsidiary guarantors party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.
Date: April 3, 2023	/s/ Peter J. Kuipers
Peter J. Kuipers
Executive Vice President and Chief Financial Officer